UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

AMYRIS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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amyris
P.O. BOX 8016, CARY, NC 27512-9903
Amyris, Inc.
Important Notice Regarding the Availability of Proxy Materials
Special Meeting of Stockholders to be held on July 26, 2021
For Stockholders as of June 04, 2021
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.
To view the proxy materials, go to: www.proxydocs.com/AMRS
To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.
Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.
For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/AMRS
Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.
If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before July 16, 2021.
To order paper materials, use one of the following methods.
INTERNET www.investorelections.com/AMRS TELEPHONE (866) 648-8133
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When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above.
* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.
Amyris, Inc.
Meeting Type: Special Meeting of Stockholders Date: Monday, July 26, 2021 Time: 2:00 PM, Pacific Time
Place: Virtual Meeting: Please visit www.proxydocs.com/AMRS for registration details.
To attend the meeting, you must pre-register at www.proxydocs.com/AMRS
SEE REVERSE FOR FULL AGENDA

Amyris, Inc.
Special Meeting of Stockholders
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.
PROPOSAL
1. Approval of (x) issuance of 6,000,000 performance-vesting restricted stock units to our CEO (CEO PSU) based on achievement of four specified stock price performance metrics over a four-year period and (y) one-time waiver of annual per-person award limit under the 2020 Equity Incentive Plan for the CEO PSU.
2. Approval of amendment to 2020 Equity Incentive Plan to increase the authorized shares by 2,750,000 shares, subject to approval of Proposal 1 above.
3. To act upon such other matters as may properly come before the Special Meeting or any adjournments or postponements thereof.